                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 8, 2006

                               BNS HOLDING , INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                          1-5881                        N/A
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(State or other             (Commission File Number)           (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

     25 Enterprise Center, Suite 104,
         Middletown, Rhode Island                                 02842
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 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (401) 848-6300

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          (Former name or former address, if changed since last report)

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

                          CURRENT REPORT ON FORM 8-K/A

                                BNS HOLDING, INC.

         This Form 8-K/A amends the Current Report on Form 8-K/A previously filed by the Company with the Commission on December 12, 2006.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective as of December 8, 2006, Ernst & Young, LLP ("E&Y") resigned as our independent registered public accounting firm. Effective as of December
8, 2006, we retained McGladrey & Pullen, LLP ("McGladrey") as our independent accountant.

         McGladrey was the independent accountant of Collins Industries Inc.
("Collins") prior to its merger with and into a subsidiary of the Company. Since the Company now holds 80% of the outstanding equity interest of the entity which controls Collins and we have no other operating businesses, we believe that it is in our best interest to have McGladrey become our independent auditors. We therefore retained McGladrey as our new independent registered accounting firm effective as of December 8, 2006. The principal office of McGladrey is located at 3600 American Blvd. W., Third Floor, Bloomington, MN 55431-4502.

         The reports of E&Y on our financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
Each report also, for the past two fiscal years, contained an explanatory paragraph stating that the Company has no active trade or business which raises substantial doubt about the Company's ability to continue as a going concern.

         The decision to change accountants was approved by both our audit committee and board of directors on December 8, 2006.

         During our two most recent fiscal years and the subsequent interim period prior to December 8, 2006, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the matter in connection with its reports.

         During our two most recent fiscal years and the subsequent interim period prior to December 8, 2006, E&Y did not advise the Company that (i)
internal controls necessary to develop reliable financial statements were lacking, (ii) information had come to its attention making it no longer willing to rely on management's representations or to be associated with the financial statements prepared by management, or (iii) the scope of the audit needed to be expanded significantly, or that information had come to its attention that, if further investigated, would or might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements.

         During our two most recent fiscal years and the subsequent interim periods prior to December 8, 2006, we did not consult McGladrey regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv)(A) of Regulation S-B or an event as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

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         The Company has requested E&Y to furnish it a letter addressed to the
Commission stating whether it agrees with the above statements. A copy of that letter, dated December 20, 2006 is filed as Exhibit 16.1 to this Form 8-K/A.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

              Exhibit Number          Description
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              16.1                    Letter from Ernst & Young LLP dated
                                      December 20, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2006                   BNS HOLDING, INC.

                                          By: /s/ Michael Warren
                                             -----------------------------------
                                             Name: Michael Warren
                                             Title: President, Chief Executive
                                             Officer and Chief Financial Officer

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                                  EXHIBIT INDEX

   Exhibit Number          Description
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   16.1                    Letter from Ernst & Young LLP dated December 20, 2006.

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